EDISON INTERNATIONAL

                                POWER OF ATTORNEY



     The undersigned, Edison International, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M. NOONAN, JAMES R. BERG, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W.R. WHITE, TIMOTHY
W. ROGERS, RAYNA M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, DOUGLAS G. GREEN, and POLLY L. GAULT or any one of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 20,000,000 shares of Common Stock of Edison International and related beneficial interests to be offered and sold through the Stock Savings Plus Plan , granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.


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     Executed at Rosemead, California, as of the 20th day of April, 2000.

                                EDISON INTERNATIONAL


                                By:      JOHN E. BRYSON
                                        ----------------------------------
                                         JOHN E. BRYSON
                                         Chairman of the Board, President,
                                         and Chief Executive Officer


SEAL

Attest:

BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Secretary

                              EDISON INTERNATIONAL
                             STOCK SAVINGS PLUS PLAN
                                POWER OF ATTORNEY


Principal Executive Officer and Director:

John E. Bryson
----------------------------
John E. Bryson                             Chairman of the Board,
                                           President, Chief Executive
                                           Officer, and Director


Principal Financial Officer:

Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                    Senior Vice President,
                                           Chief Financial Officer,
                                           and Treasurer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                           Vice President and Controller


Additional Directors:

Warren Christopher            Director     Ronald L. Olson            Director
-----------------------------              --------------------------
Warren Christopher                         Ronald L. Olson

Stephen E. Frank              Director     James M. Rosser            Director
-----------------------------              --------------------------
Stephen E. Frank                           James M. Rosser

Joan C. Hanley                Director     Robert H. Smith            Director
-----------------------------              --------------------------
Joan C. Hanley                             Robert H. Smith

Carl F. Huntsinger            Director     Thomas C. Sutton           Director
-----------------------------              --------------------------
Carl F. Huntsinger                         Thomas C. Sutton

Charles D. Miller             Director     Daniel M. Tellep           Director
-----------------------------              --------------------------
Charles D. Miller                          Daniel M. Tellep

Luis G. Nogales               Director     Edward Zapanta           Director
-----------------------------              --------------------------
Luis G. Nogales                            Edward Zapanta